File No. 333-108472
                                            Filed Pursuant to Rule 497(e) under
                                                     the Securities Act of 1933


                                                               January 26, 2010

                               Pioneer Growth Fund
            Supplement to the May 15, 2009 Class A and Class C Shares
                    Prospectus and Class Y Shares Prospectus

   Reorganization of Pioneer Growth Fund into Pioneer Fundamental Growth Fund

The reorganization of Pioneer Growth Fund into Pioneer Fundamental Growth Fund (the "Reorganization") has been approved by the Fund's Board of Trustees. The Reorganization is expected to occur on or about March 5, 2010, but may occur on such later date as the parties may agree in writing (the "Closing Date"). The Reorganization does not require shareholder approval.

The Board of Trustees, including all of the Trustees who are not "interested" persons (as defined in the Investment Company Act of 1940, as amended) of the Pioneer Growth Fund, has determined that the Reorganization is in the best interest of the Fund and will not dilute the interests of shareholders of the Fund.

As of the close of business on the Closing Date, Pioneer Growth Fund will transfer all of its assets to Pioneer Fundamental Growth Fund, and Pioneer Fundamental Growth Fund will assume all of Pioneer Growth Fund's liabilities. Shares of Pioneer Fundamental Growth Fund will be distributed to you in proportion to the relative net asset value of your holdings of shares of Pioneer Growth Fund on the Closing Date. Therefore, on the Closing Date, you will hold shares of Pioneer Fundamental Growth Fund with the same aggregate net asset value as your holdings of shares of Pioneer Growth Fund immediately prior to the Reorganization.

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. After the Reorganization, any contingent deferred sales charge that applied to your Class A (if applicable) or your Class C shares at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable contingent deferred sales charge, the period during which you held Class C shares (and the holding periods applicable to certain purchases of Class A shares) of Pioneer Growth Fund will be included in the holding period of the shares of Pioneer Fundamental Growth Fund you receive as a result of the Reorganization.

As a condition to the closing of the Reorganization, the Funds must receive an opinion of counsel to the effect that the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, which generally means that neither you nor Pioneer Growth Fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of Pioneer Fundamental Growth Fund shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization. Each Fund will bear approximately 25% of the expenses incurred in connection with the Reorganization. Pioneer will bear the remaining 50% of the expenses incurred in connection with the Reorganization.

Shareholders of Pioneer Growth Fund who determine that they do not wish to become shareholders of Pioneer Fundamental Growth Fund may (a) redeem their shares of Pioneer Growth Fund prior to the Closing Date or (b) exchange their shares of Pioneer Growth Fund prior to the Closing Date for shares of another Pioneer Fund by contacting Pioneer or their investment professional or financial intermediary. Please note that a redemption or an exchange of shares of Pioneer Growth Fund will be a taxable event and a shareholder may recognize a gain or loss in connection with that transaction.

                             Comparison of the Funds

The following comparison of the Funds is a summary only. For complete information, including each Fund's performance history, you should refer to each Fund's Prospectus and Statement of Additional Information, which are available free upon request at www.pioneerinvestments.com or by calling 1-800-225-6292. Updated performance information for each Fund also is available at www.pioneerinvestments.com.

Investment Adviser and Other Service Providers
Pioneer Investment Management, Inc. ("Pioneer") serves as the investment adviser of each Fund. Pioneer also serves as the administrator of each Fund. Pioneer Funds Distributor, Inc., an affiliate of Pioneer, serves as the principal underwriter of each Fund.

Portfolio Managers
Day-to-day management of each Fund's portfolio is the responsibility of Timothy Mulrenan. Mr. Mulrenan is supported by Andrew Acheson in the management of Pioneer Fundamental Growth Fund.

Investment Management Fees
Pioneer Growth Fund's management fee is equal to 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. Pioneer Fundamental Growth Fund's management fee is equal to 0.75% of the Fund's average daily net assets. Pioneer has agreed to reduce Pioneer Fundamental Growth Fund's management fee once the Reorganization is completed to 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion.

Fund Assets
As of December 31, 2009, Pioneer Growth Fund had assets of approximately $229.8 million and Pioneer Fundamental Growth Fund had assets of approximately $136.7 million. It is anticipated that the combined fund will have assets of approximately $366.5 million.

Total Operating Expenses
The following tables compare the annual fund operating expenses of each Fund. The expenses shown below are based on the actual expenses of Pioneer Growth Fund for the six-month period ended November 30, 2009 (unaudited) (the Fund became the successor to Regions Morgan Keegan Select Growth Fund on May 15, 2009) and Pioneer Fundamental Growth Fund for the six-month period ended September 30, 2009 (unaudited) (the Fund's most recent semi-annual period), and the estimated expenses of Pioneer Fundamental Growth Fund on a pro forma basis assuming the Reorganization occurred on September 30, 2009. Please note that the estimated expenses of Class C shares of Pioneer Fundamental Growth Fund on a pro forma basis are higher than the expenses of Class C shares of Pioneer Growth Fund. Future expenses for all share classes may be greater or less.


                   Pioneer      Pioneer      Combined    Pioneer     Pioneer     Combined    Pioneer  Pioneer      Combined
                   Growth     Fundamental    Pioneer     Growth     Fundamental   Pioneer    Growth  Fundamental    Pioneer
                    Fund     Growth Fund   Fundamental    Fund     Growth Fund  Fundamental    Fund  Growth Fund  Fundamental
                                             Growth                               Growth                          Growth Fund
                                             Fund (pro                          Fund (pro                         (pro forma)
                                             forma)                             forma)
Annual Fund        Class A     Class A       Class A     Class C     Class C      Class C     Class Y    Class Y    Class Y
Operating
Expenses
(expenses that you
pay each year
as a
percentage of
the value of
your
investment)
Management Fees   0.65%      0.75%         0.65%(3)     0.65%      0.75%        0.65%(3)     0.65%      0.75%        0.65%(3)
Distribution and  0.25%      0.25%         0.25%        1.00%      1.00%        1.00%        0.00%      0.00%        0.00%
    Service
    (12b-1) Fees
Other Expenses     0.34%      0.56%         0.34%        0.31%      0.73%        0.48%        0.12%      0.27%        0.12%
Total Annual Fund  1.24%      1.56%         1.24%        1.96%      2.48%        2.13%        0.77%      1.02%        0.77%
    Operating
    Expenses
-------------------- ---------- ------------- ------------ ---------- ------------ ------------ ---------- ------------ ----------
-------------------- ---------- ------------- ------------ ---------- ------------ ------------ ---------- ------------ ----------
Less: Fee Waiver  0.00%      -0.31%(2)     0.00%        0.00%      -0.33%(2)    0.00%        0.00%      -0.12%(2)    0.00%
    and Expense
    Reimbursement
Net Expenses      1.24%(1)   1.25%(2)      1.24%(4)     1.96%(1)    2.15%(2)    2.13%(4)     0.77%(1)    0.90%(2)    0.77%(4)


(1) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce the expenses of Pioneer Growth Fund to 1.25%, 2.15% and 0.85% of the average daily net assets attributable to Class A shares, Class C shares and Class Y shares, respectively. These expense limitations are in effect through June 1, 2012 for Class A shares and through June 1, 2011 for Class C shares and Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of Pioneer and the Board of Trustees.

(2) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce the expenses of Pioneer Fundamental Growth Fund to 1.25%, 2.15% and 0.90% of the average daily net assets attributable to Class A shares, Class C shares and Class Y shares, respectively. These expense limitations are in effect through August 1, 2011 for Class A shares, Class C shares and Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of Pioneer and the Board of Trustees.

(3) On consummation of the Reorganization, Pioneer has agreed to reduce Pioneer Fundamental Growth Fund's management fee to 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion.

(4) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce the expenses of Pioneer Fundamental Growth Fund once the Reorganization is completed to 1.25%, 2.15% and 0.85% of the average daily net assets attributable to Class A shares, Class C shares and Class Y shares, respectively. These expense limitations are in effect through August 1, 2011 for Class A shares, Class C shares and Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of Pioneer and the Board of Trustees.

Investment Objectives and Principal Strategies
The Funds have investment objectives, fundamental investment policies and principal and non-principal investment strategies that are substantially the same. Each Fund is diversified. Following is a summary of the Funds' investment objectives and principal investment strategies. Because each Fund has the same investment objective and investment strategies, they are subject to the same risks. Please refer to each Fund's Prospectus and Statements of Additional Information, which contain more complete information about the Fund's investment objectives, fundamental investment policies and principal and non-principal investment strategies, and about the risks of investing in the Fund.

     Investment Objective: Long-term capital growth.

     Principal Investment Strategies: Normally, each Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large companies, that is, companies similar in size to issuers included in the Russell 1000 Growth Index.

     Each Fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. Neither Fund will invest more than 10% of its total assets in the securities of emerging markets issuers.

     Each Fund may invest in debt securities of U.S. corporate and government issuers. Generally a Fund acquires debt securities that are investment grade, but each Fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities.

     Each Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives.





                                                                   23678-00-0110
                                         (C)2010 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC